      As filed with the Securities and Exchange Commission on May 31, 1996

                                             Registration No. 333-
                                                                  -------------
- -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM S-8

                             Registration Statement
                                     UNDER
                           THE SECURITIES ACT OF 1933

                     AMERICAN STATES FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)

            INDIANA                                    APPLIED FOR
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
  incorporation or organization)

                             500 N. MERIDIAN STREET
                          INDIANAPOLIS, INDIANA 46204
                                 (317) 262-6262

                     AMERICAN STATES FINANCIAL CORPORATION
                   EMPLOYEES' SAVINGS AND PROFIT-SHARING PLAN
                            (Full title of the plan)

                              JACK D. HUNTER, ESQ.
                  EXECUTIVE VICE PRESIDENT AND LEGAL COUNSEL
                         LINCOLN NATIONAL CORPORATION
                            200 EAST BERRY STREET
                          FORT WAYNE, INDIANA 46802
                                (219)455-2000
 (Name, address and telephone number, including area code, of agent for service)

                        Calculation of Registration Fee

- -----------------------------------------------------------------------------------------------------------------------------------

Title of securities        amount to be                 Proposed                 Proposed                                 Amount of
to be registered            registered              maximum offering          maximum aggregate                    registration fee
                                                     price per unit*           offering price*

- -----------------------------------------------------------------------------------------------------------------------------------

American States              3,000,000                  $23.00              $69,000,000                                $23,794
Financial Corp.
Common Stock

- -----------------------------------------------------------------------------------------------------------------------------------

* Included solely for the purpose of calculating the registration fee. Such estimate has been calculated based on the initial per share offering price of the Company's stock, which stock was first offered to the public on May 22, 1996.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X] In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan(s) described herein.





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
                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


                 ITEM 3:  INCORPORATION OF DOCUMENTS BY REFERENCE.

                 The Registrant, American States Financial Corporation ("ASFC"), and the American States Financial Corporation Employees' Savings and Profit-Sharing Plan (the "Plan") incorporate herein by reference the documents listed below:

                 (a) The prospectus dated May 22, 1996, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, relating to the offer and sale by ASFC of 10,000,000 shares of ASFC common stock, no par value, which prospectus was filed with the Securities and Exchange Commission on May 23, 1996.

                 (b) The description of ASFC Common Stock contained in Form 8-A filed by ASFC pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") on May 17, 1996, including any amendments or reports filed for the purpose of updating that description.

                 In addition, all documents subsequently filed by ASFC and the Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act, prior to the filing of a post-effective amendment indicating that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. The Registrant will deliver without charge, upon written or oral request, a copy of any and all information that is incorporated herein by reference. Such request should be made to Plan Administrator, c/o Human Resources Department (2-C), Lincoln National Corporation, 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Indiana 46801, Telephone: (219) 455-3015.

                 ITEM 4:  DESCRIPTION OF SECURITIES.

                 ASFC's Common Stock is registered under Section 12 of the of 1934 Act.

                 ITEM 5:  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                          The legality of the securities to be issued pursuant
to the Plan will be passed upon for ASFC by Thomas M. Ober, Esq. Mr. Ober is employed by ASFC as its Vice President, Secretary and General Counsel. Mr. Ober owns shares of ASFC.





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
                 ITEM 6:  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                 Consistent with Indiana law, Article VIII of the by-laws of ASFC provides for the indemnification of its officers, directors, employees and agents against reasonable expenses that may be incurred by them in connection with the defense of any action, suit or proceeding to which they are made or threatened to be made parties, except with respect to matters as to which they are adjudged liable for negligence or misconduct in the performance of duties to ASFC. ASFC may reimburse such officers, directors, employees and agents for reasonable costs of settlement of any such action, suit or proceeding. In the case of directors, a determination as to whether indemnification or reimbursement is proper shall be made by a majority of the disinterested directors or by written opinion from independent legal counsel. In the case of individuals who are not directors, any such determination shall be made by the Chief Executive Officer of ASFC or, if he so directs, in the manner in which it would be made if the relevant individual were a director of the corporation.

                 ITEM 7:  EXEMPTION FROM REGISTRATION CLAIMED.

                 Not Applicable

                 ITEM 8: EXHIBITS.

                 (a)      See Exhibit Index.

                 (b) The undersigned registrant hereby undertakes to submit a copy of the Plan and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify such plan.

                 ITEM 9:  UNDERTAKINGS.

                 (a) Rule 415 Offering. The undersigned Registrant hereby undertakes:

                          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                                  (i)      To include any prospectus required
                                           by section 10(a)(3) of the
                                           Securities Act of 1933;

                                  (ii)     To reflect in the prospectus any
                                           facts or events arising after the
                                           effective date of the Registration
                                           Statement (or the most recent
                                           post-effective amendment thereof)
                                           which, individually or in the
                                           aggregate, represent a fundamental
                                           change in the information set forth
                                           in the Registration Statement; and

                                  (iii)    To include any material information
                                           with respect to the plan of
                                           distribution not previously
                                           disclosed in the Registration
                                           Statement or any material change to
                                           such information in the Registration
                                           Statement;

                                  provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                 (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and each filing of the Plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                               POWERS OF ATTORNEY

                 LET IT BE KNOWN that each officer or director of American States Financial Corporation whose signature appears in paragraph (b) under "SIGNATURES" below appoints William J. Lawson and Thomas M. Ober, jointly and severally, his/her attorneys-in-fact, with power of substitution, for him/her in all capacities, to sign amendments and post-effective amendments to the Registration Statement of the American States Financial Corporation Employees' Savings and Profit-Sharing Plan, and to file such amendments with exhibits with the Securities and Exchange Commission, hereby ratifying all that each attorney-in-fact may do or cause to be done by virtue of this power.


                                   SIGNATURES


                 (a) THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, State of Indiana, on the 2nd day of May, 1996.

                             AMERICAN STATES FINANCIAL CORPORATION



                             By:  /s/ William J. Lawson
                                 -------------------------
                                 William J. Lawson
                                 President and Chief Operating Officer


                 (b) Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                                  TITLE                              DATE
- ---------                                  -----                              ----
/s/ F. Cedric McCurley            Chairman of the Board                       5/2/96
- ------------------------          and Chief Executive                         ----------------
F. Cedric McCurley                Officer (Principal
                                  Executive Officer and
                                  Director)


SIGNATURE                                  TITLE                             DATE
- ---------                                  -----                             ----
/s/ William J. Lawson             President and Chief                        5/2/96
- ------------------------          Operating Officer                          ----------------
William J. Lawson                 (Director)



/s/ Todd R. Stephenson            Senior Vice President, Treasurer,          5/2/96
- ------------------------          and Chief Financial Officer                ----------------
Todd R. Stephenson                (Principal Financial and Accounting
                                  Officer)



/s/ Robert A. Anker               Director                                   5/2/96
- ------------------------                                                     ----------------
Robert A. Anker


/s/ Edwin J. Goss                 Director                                   5/2/96
- ------------------------                                                     ----------------
Edwin J. Goss


/s/ Stephen J. Paris              Director                                   5/2/96
- ------------------------                                                     ----------------
Stephen J. Paris


/s/ Paula M. Parker-Sawyers       Director                                   5/2/96
- ----------------------------                                                 ----------------
Paula M. Parker-Sawyers


/s/ William E. Pike               Director                                   5/2/96
- ------------------------                                                     ----------------
William E. Pike


/s/ Gabriel L. Shaheen            Director                                   5/2/96
- ------------------------                                                     ----------------
Gabriel L. Shaheen


/s/ Milton O. Thompson            Director                                   5/2/96
- ------------------------                                                     ----------------
Milton O. Thompson

                                   SIGNATURES

                 THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Members of the Lincoln National Corporation Benefits Committee have duly caused this Registration Statement to be signed on the Committee's behalf by the undersigned, thereunto duly authorized in the City of Fort Wayne, State of Indiana, on the 2nd day of May, 1996.


                             AMERICAN STATES FINANCIAL CORPORATION
                             EMPLOYEES' SAVINGS AND PROFIT-SHARING PLAN



                             By:  /s/ George E. Davis
                                  -----------------------------
                                  George E. Davis, Chairman,
                                  Lincoln National Corporation
                                  Benefits Committee

                                 EXHIBIT INDEX


            Exhibit Number                              Exhibit Name
                 4 *                       American States Financial Corporation Employees'
                                           Savings and Profit-Sharing Plan

                 5                         Opinion re legality

                 15                        Omitted -- Not applicable

                 23                        (a)  Consent of Ernst & Young LLP
                                           (b)  Consent of Counsel -- See Exhibit 5.

                 24                        Powers of Attorney -- These documents form part
                                           of the Signature Pages.

                 27                        Omitted -- Not applicable

                 28                        Omitted -- Not applicable


          * The copy of this exhibit filed as exhibit number 10.9 to ASFC's Registration Statement on Form S-1 (Registration No. 333-2434) is incorporated herein by reference.





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